Filed under Rule 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA Columbia Technology Portfolio

SA WellsCap Aggressive Growth Portfolio

(each, a “Portfolio”)

Supplement dated November 8, 2021, to each Portfolio’s

Summary Prospectus, each dated May 1, 2021, as supplemented and amended to date

Effective November 8, 2021, the SA Columbia Technology Portfolio reorganized into the SA Wellington Capital Appreciation Portfolio, a series of SunAmerica Series Trust (the “Trust”), and the SA WellsCap Aggressive Growth Portfolio reorganized into the SA JPMorgan Mid-Cap Growth Portfolio, a series of the Trust. Accordingly, each Portfolio is no longer offered.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.